UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2007 (January 16, 2007)

FORLINK SOFTWARE CORPORATION, INC.

(Exact name of registrant as specified in Charter)

Nevada	0-18731	87-0438458
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9F Fang Yuan Mansion, No. 56, ZhongGuanCun South Road Yi
Haidian District, Beijing, 100044, P.R. China

(Address of Principal Executive Offices)

(011) 8610-8802-6368

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.03  MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Reference is made to the disclosures set forth under Item 5.03 below of this Current Report and Exhibit 3.3 hereto regarding the amendment of the Bylaws of Forlink Software Corporation, Inc. (the “Registrant” or “Forlink”) approved by Forlink’s Board of Directors to allow for any action required by law to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, to be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof, and which disclosure is incorporated herein by reference.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On January 16, 2007, Forlink’s Board of Directors, by unanimous written consent, approved an amendment to Article II, Section 2.12 of Forlink’s Bylaws, effective on January 16, 2007, by which shareholders will be allowed to approve corporate actions without a meeting, as allowed under Nevada Revised Statutes Section 78.320, by written consent if a majority of the shareholders entitled to vote with respect to the corporate action sign the written consent approving such actions. Previously, all of the shareholders entitled to vote had to sign the written consent for corporate action to be approved without a meeting.

Item 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) INDEX TO EXHIBITS.

Exhibit Number	Description
3.3	Text of Amendment to Bylaws of Forlink Software Corporation, Inc.

[SIGNATURES PAGE FOLLOWS.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2007	FORLINK SOFTWARE CORPORATION, INC.

	By:	/s/ He Yi
He Yi
Chief Executive Officer